SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                           FORM 8-KA

                         CURRENT REPORT

                        Amendment No. 1


             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) October 18, 1996




                           CPI CORP.
________________________________________________________________
  (exact name of registrant as specified in its charter)



    Delaware                  0-11227              43-1256674
________________________________________________________________
(State or other jurisdiction (Commission file   (IRS Employer
 of incorporation)             Number)       Identification No.)




1706 Washington Avenue, St. Louis, Missouri        63103-1790
________________________________________________________________
(Address of principal executive offices)            (Zip code)




Registrants's telephone number, including area code (314) 231-1575
________________________________________________________________




________________________________________________________________
(Former name or former address, if changes since last report.)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     B.   Pro Forma Financial Information.

     The Company originally stated pro forma financial information required by Item 7(B) of Form 8-K would be filed by amendment to the October 18, 1996 Form 8-K no later than 60 days after October 4, 1996. The Company should have stated proforma financial information required by Item 7(B) of Form 8-K would be filed by amendment to the October 18, 1996 Form 8-K no later than 60 days after October 18, 1996, the date of the filing. Therefore, in accordance with Item 7(B) of Form 8-K, such financial statements shall be filed by amendment to Form 8-K dated October 18, 1996 on or before December 17, 1996.






































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                           SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          CPI CORP.
                                        (Registrant)





                             /s/  Barry Arthur
                                 -----------------------------
                                  Barry Arthur
                                  Authorized Officer and
                                  Principal Financial Officer


Dated:  December 4, 1996
























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